INVESTOR UPDATE

Fourth Quarter 2015
February 23, 2016

Frontier™
COMMUNICATIONS

Earnings Call Agenda



STRATEGIC AND OPERATIONAL REVIEW

Daniel McCarthy

President & Chief Executive Officer



FINANCIAL RESULTS

John Jureller

Executive Vice President &
Chief Financial Officer

Fourth Quarter Results and 2015 Achievements

- Twelfth consecutive quarter of strong broadband momentum with net adds of 28,530
- Continued Residential broadband share gains: Increased penetration in >75% of local markets
- Eighth consecutive quarter of stability in SME, excluding Connecticut
- Executed smooth, successful leadership transition
- Completed financing, regulatory approvals, and integration plans for California, Texas, and Florida acquisition enabling closing on April 1st
- Completed CAF I buildout and commenced CAF II upgrades with plans for greater than 100,000 HHs to be connected or upgraded in 2016
- Improving speed capabilities to ~100 Mbps+ over copper, fed by our fiber-to-the-node infrastructure



Revenue Mix
($ in Millions)
$1,330
$1,371
$1,368
$1,424
$1,413
$128
$138
$132
$201
$206
$601
$616
$621
$617
$613
$601
$617
$615
$606
$594
4Q14
1Q15
2Q15
3Q15
4Q15
Residential
Business
Regulatory



Cumulative Broadband Net Adds
(Units in Thousands)
23
136
244
346
2012
2013
2014
2015

Substantial Transformation Underway at Frontier

- **Extending video product availability to households in Frontier's current footprint:**
  - First market is live in Durham, NC; additional markets on track for 2016
  - Upgrading an additional 3 million HHs with video capabilities over 3-4 years
  - Video extension at low capital intensity ($150 million over 3-4 years, within historical capex ranges)
- **Diversification of the product portfolio supports additional broadband market share growth**
- **Following the close of the California, Texas, and Florida acquisition, the product revenue mix will improve, with less exposure to voice revenue declines**
- **California, Texas, and Florida markets add dynamic geographies, over half of households served with advanced fiber-to-the-home network**
- **Doubling of Frontier's size creates greater ability to adopt and drive leading-edge technology, to expand service offerings, and to increase economies of scale in procurement**
- **Investments in IT platforms create additional cost efficiency opportunities in our current markets**

Revenue and ARPC


Revenue Mix by Source
($ in Millions)
$1,330 $1,371 $1,368 $1,424 $1,413
$128 $138 $132 $201 $206
$601 $616 $621 $617 $613
$601 $617 $615 $606 $594
4Q14 1Q15 2Q15 3Q15 4Q15
Residential Business Regulatory


Revenue Mix by Service
($ in Millions)
$1,330 $1,371 $1,368 $1,424 $1,413
$128 $138 $132 $201 $206
$525 $525 $515 $500 $482
$122 $133 $137 $134 $136
$248 $253 $252 $250 $247
$307 $323 $332 $338 $342
4Q14 1Q15 2Q15 3Q15 4Q15
Data Non-Switched Data Other Voice Regulatory


Residential ARPC
$65.67 $64.13 $64.43 $63.83 $63.14
4Q14 1Q15 2Q15 3Q15 4Q15


Business ARPC
$688 $678 $689 $694 $700
4Q14 1Q15 2Q15 3Q15 4Q15

Frontier COMMUNICATIONS

Dividend Payout Ratio

- 4Q15 and trailing four quarters cash flows remain strong
- LTM Dividend payout ratio was 49%
- Continue to maintain a sustainable, sector-leading dividend payout ratio



56%
51%
49%
43%
2Q15
3Q15
4Q15
4Q15
Trailing 4 Quarters
4Q15 Adjusted *

* Represents dividends paid on shares outstanding prior to the June 2015 equity offerings divided by Free Cash Flow, as adjusted, as determined on slide 13

Credit and Liquidity



Net Leverage
3.85x
3.64x
3.73x
3.61x
1Q15
2Q15
3Q15
4Q15

($ in Millions)	December 31, 2015
Cash & Equivalents	$936
Acquisition Funds Escrow	8,444
Delayed Draw Term Loan	1,500
Revolving Credit Facility	750
Total Liquidity	$11,630
Total Debt	$15,892
LTM Adj. EBITDA	$2,313
Leverage Ratio	3.61x

- **Leverage (Adj Net Debt[1] / Adj EBITDA) for 4Q15 at 3.61x**
- **$11.6 billion of liquidity at the end of 4Q15, of which $9.9 billion will be used to fund the closing of the California, Texas, and Florida acquisition**

Notes:
(1) Adj Net Debt = Total Debt ($15,892) less Cash and Equivalents ($936) less Senior Notes ($6,600)

Guidance

1Q 2016

- Cash Operating Expenses → *Seasonally-driven sequential increase of $20 million to $25 million*
- Capital Spending → *Up slightly sequentially*

FY 2016

- Interest Expense (including California, Texas, and Florida acquisition) → *Approximately $1.53 billion*
- Cash Taxes (including California, Texas, and Florida acquisition) → *$5 million to $15 million*

Appendix

Frontier COMMUNICATIONS

Safe Harbor Statement

Forward-Looking Language

This report contains "forward-looking statements," related to future, not past, events. Forward-looking statements address our expected future business and financial performance and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: risks related to the pending acquisition of properties from Verizon, including our ability to complete the acquisition of such operations, our ability to successfully integrate operations, our ability to realize anticipated cost savings, sufficiency of the assets to be acquired from Verizon, our ability to migrate Verizon's operations from Verizon owned and operated systems and processes to our owned and operated systems and processes successfully, our ability to enter into or obtain, or delays in entering into or obtaining, agreements and consents necessary to operate the acquired business as planned, on terms acceptable to us, and increased expenses incurred due to activities related to the transaction; the ability of the lenders to the $1.5 billion credit agreement with JPMorgan Chase Bank, N.A., as administrative agent, to meet their obligations thereunder to fund such facility in connection with the closing of the acquisition of the Verizon properties; our ability to meet our debt and debt service obligations; competition from cable, wireless and wireline carriers and satellite companies and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; reductions in revenue from our voice customers that we cannot offset with increases in revenue from broadband and video subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity, which may affect payment of dividends on our common and preferred shares; the effects of changes in both general and local economic conditions on the markets that we serve; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, regulatory rules and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2016 and beyond; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the ability, or increase the cost, of financing to us; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of severe weather events or other natural or man-made disasters, which may increase our operating expenses or adversely impact customer revenue; and the impact of potential information technology or data security breaches or other disruptions. These and other uncertainties related to Frontier's business are described in greater detail in our filings with the U.S. Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We do not intend to update or revise these forward-looking statements.

Non-GAAP Financial Measures

Frontier uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP free cash flow, "operating cash flow," which we define as operating income plus depreciation and amortization ("EBITDA"), Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, Adjusted EBITDA margin excluding pension and OPEB costs, cash operating expenses and cash operating expenses excluding pension and OPEB; a reconciliation of the differences between these non-GAAP financial measures and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income (loss) as reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by Frontier may not be comparable to similarly titled measures of other companies.

We believe that the presentation of non-GAAP financial measures provides useful information to investors regarding our financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of Frontier's core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations. In addition, we believe that free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, Adjusted EBITDA margin excluding pension and OPEB costs, cash operating expenses and cash operating expenses excluding pension and OPEB, as we define them, can assist in comparing performance from period to period, without taking into account factors affecting operating income or net income (loss) as reflected in the statement of operations, or cash flow as reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.

Frontier has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing Frontier and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, Adjusted EBITDA margin excluding pension and OPEB costs, cash operating expenses and cash operating expenses excluding pension and OPEB. Management uses these non-GAAP financial measures to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Note: Numbers are rounded and may not sum.

Debt Maturity Profile

December 31, 2015



($ in Millions)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
56
384
75
646
75
750
620
131
645
150
1,000
1,022
1,013
1,276
2,000
501
851
751
3,600
914
3
347
200
50
14
1,262
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+
FTR Debt
$6.6Bn Senior Notes
Undrawn $750 Revolver
Undrawn $1.5Bn Term Loan A

Frontier COMMUNICATIONS

Non-GAAP Reconciliation

Three Months Ended: $ Millions	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Operating Cash Flow					
Operating income	$ 173	$ 163	$ 193	$ 207	$ 182
Add back:					
Depreciation and amortization	323	341	335	325	319
Operating cash flow (EBITDA)	$ 496	$ 504	$ 528	$ 532	$ 501
Add back:					
Non-cash pension/OPEB costs	3	2	(2)	(3)	13
Severance costs	0	1	0	1	0
Acquisition and integration costs	70	57	35	58	86
Operating income, as adjusted	$ 245	$ 222	$ 226	$ 263	$ 281
Operating cash flow, as adjusted (Adjusted EBITDA)	$ 569	$ 564	$ 561	$ 588	$ 600
Add back:					
Interest and dividend income	0	1	0	2	4
Stock-based compensation	5	7	5	7	8
Subtract:					
Cash paid for income taxes	34	17	3	7	1
Capital expenditures - Business operations	159	170	178	177	185
Interest expense	188	188	185	184	183
Free cash flow, as adjusted	$ 193	$ 197	$ 200	$ 229	$ 243
Dividends on preferred stocks	0	0	0	(67)	(53)
Incremental interest on new debt	0	0	0	(11)	(178)
Free cash flow	$ 193	$ 197	$ 200	$ 151	$ 12

Non-GAAP Reconciliation

Three Months Ended: $ Millions	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total Operating Expenses to Cash Operating Expenses					
Total operating expenses	$ 1,157	$ 1,208	$ 1,175	$ 1,217	$ 1,231
Subtract:					
Depreciation and amortization	323	341	335	325	319
Acquisition and integration costs	70	57	35	58	86
Pension/OPEB costs (non-cash)	3	2	(2)	(3)	13
Severance costs	0	1	0	1	0
Cash Operating Expenses	$ 761	$ 808	$ 807	$ 836	$ 813
Add back:					
Pension/OPEB costs (non-cash)	3	2	(2)	(3)	13
Subtract:					
Net pension/OPEB costs	17	19	19	20	18
Cash Operating Expenses, excluding pension/OPEB	$ 747	$ 791	$ 786	$ 813	$ 808

Non-GAAP Reconciliation

Three Months Ended: $ Millions	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Adjusted EBITDA excluding pension/OPEB costs					
Revenue	$ 1,330	$ 1,371	$ 1,368	$ 1,424	$ 1,413
Operating income	$ 173	$ 163	$ 193	$ 207	$ 182
Add back:					
Depreciation and amortization	323	341	335	325	319
Operating cash flow (EBITDA)	$ 496	$ 504	$ 528	$ 532	$ 501
Add back:					
Pension/OPEB costs	17	19	19	20	18
Severance costs	0	1	0	1	0
Acquisition and integration costs	70	57	35	58	86
Adjusted EBITDA excluding pension/OPEB costs	$ 583	$ 580	$ 582	$ 611	$ 605
Adjusted EBITDA margin excluding pension/OPEB costs	43.8 %	42.3 %	42.5 %	42.9 %	42.8 %

Frontier Communications Corp.

(NASDAQ: **FTR**)

Frontier
COMMUNICATIONS